UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, NY (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE1, Asset-Backed Certificates, Series 2005-HE1, which was made on February 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on February 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: March 2, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Administrator:
Leigh Gordon 312.904.4839
leigh.gordon@abnamro.com
Analyst:
Julie Kang 714.259.6208
julie.kang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report - BSHE
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Page 2-5
Page 6-14

Page 20-28
Page 29-37
Page 38-46
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE1
BS005HE1_200502_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Jan-05
25-Feb-05
25-Jan-35
Parties to The Transaction
Issuer: Bear Stearns & Co. Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.395964%
2.550000%
2.650000%
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC III
Statement Date:
ABN AMRO Acct: 722299.2
1000.000000000
66.067420207
0.000000000
933.932579793
2.107777766
2.810000000%
0.00
0.00
0.000000000
2.71000000%
0.000000000
073879PL6
I-A-1
191,996,000.00
12,684,680.41
0.00
179,311,319.59
404,684.90
191,996,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.162222247
2.880000000%
0.00
0.00
0.000000000
2.78000000%
0.000000000
073879PM4
I-A-2
88,379,000.00
0.00
0.00
88,379,000.00
191,095.04
88,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.255555757
3.000000000%
0.00
0.00
0.000000000
2.90000000%
0.000000000
073879PN2
I-A-3
22,015,000.00
0.00
0.00
22,015,000.00
49,656.06
22,015,000.00
1000.000000000
28.625431353
0.000000000
971.374568647
2.193333338
2.920000000%
0.00
0.00
0.000000000
2.82000000%
0.000000000
073879PP7
II-A-1
721,706,000.00
20,659,145.56
0.00
701,046,854.44
1,582,941.83
721,706,000.00
1000.000000000
28.625431368
0.000000000
971.374568632
2.224444426
2.960000000%
0.00
0.00
0.000000000
2.86000000%
0.000000000
073879PQ5
II-A-2
180,426,000.00
5,164,772.08
0.00
175,261,227.92
401,347.61
180,426,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.395555511
3.180000000%
0.00
0.00
0.000000000
3.08000000%
0.000000000
073879PR3
M-1
100,250,000.00
0.00
0.00
100,250,000.00
240,154.44
100,250,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.628888916
3.480000000%
0.00
0.00
0.000000000
3.38000000%
0.000000000
073879PS1
M-2
81,263,000.00
0.00
0.00
81,263,000.00
213,631.40
81,263,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.706666545
3.580000000%
0.00
0.00
0.000000000
3.48000000%
0.000000000
073879PT9
M-3
27,341,000.00
0.00
0.00
27,341,000.00
74,002.97
27,341,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.111111287
4.100000000%
0.00
0.00
0.000000000
4.00000000%
0.000000000
073879PU6
M-4
18,987,000.00
0.00
0.00
18,987,000.00
59,070.67
18,987,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.188889011
4.200000000%
0.00
0.00
0.000000000
4.10000000%
0.000000000
073879PV4
M-5
18,227,000.00
0.00
0.00
18,227,000.00
58,123.88
18,227,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.888888825
5.100000000%
0.00
0.00
0.000000000
5.00000000%
0.000000000
073879PW2
M-6
17,468,000.00
0.00
0.00
17,468,000.00
67,931.11
17,468,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.094444495
6.650000000%
0.00
0.00
0.000000000
6.55000000%
0.000000000
073879PX0
M-7
22,025,000.00
0.00
0.00
22,025,000.00
112,205.14
22,025,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
139.505402062
0.00
4,026,070.99
139.505402062
N/A
0.000000000
CE
28,859,606.37
0.00
0.00
28,859,606.37
4,026,070.99
28,859,606.37
1000.000000000
0.000000000
0.000000000
1000.000000000
6617835.200000000
0.00
661,783.52
6617835.200000000
N/A
0.000000000
P
100.00
0.00
0.00
100.00
661,783.52
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QA9

0.00
0.00
0.00
0.00
0.00
0.00
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.395964%
2.550000%
2.650000%
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC III
Statement Date:
ABN AMRO Acct: 722299.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QB7

0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QD3

0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879QC5
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
4,687,854.51
1,518,942,706.37
1,518,942,706.37
46,651,297.61
Total
1,480,434,108.32
38,508,598.05
0.00
8,142,699.56
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.395964%
2.550000%
2.650000%
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC IV
Statement Date:
ABN AMRO Acct: 722299.2
1000.000000000
0.000000000
0.000000000
1000.000000000
139.505402062
0.00
4,026,070.99
139.505402062
N/A
0.000000000
073879PZ5
CE
28,859,606.37
0.00
0.00
28,859,606.37
4,026,070.99
28,859,606.37
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST801

0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
4,026,070.99
28,859,606.37
28,859,606.37
4,026,070.99
Total
28,859,606.37
0.00
0.00
4,026,070.99
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.395964%
2.550000%
2.650000%
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
352
REMIC V
Statement Date:
ABN AMRO Acct: 722299.2
1000.000000000
0.000000000
0.000000000
1000.000000000
6617835.200000000
0.00
661,783.52
6617835.200000000
N/A
0.000000000
073879PY8
P
100.00
0.00
0.00
100.00
661,783.52
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST802

0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
661,783.52
100.00
100.00
661,783.52
Total
100.00
0.00
0.00
661,783.52
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
9,389,076.35
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
1,020,687.11
375,863.64
37,112,047.30
0.00
0.00
0.00
47,899,193.35
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
1,518,942,606.37
1,020,687.11
37,487,910.94
0.00
0.00
0.00
1,480,434,008.32
8,991
177
0
0
8,814
583,634.27
Extra Principal
Trigger Event
No
0.00
38,508,598.05
Over Collateralization Amt
28,859,606.37
Less Extra Principal
Remittance Interest
0.00
9,389,076.35
0.00
37,487,910.94
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,518.94
9,390,595.30
Total Fees
585,153.21
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
1,518.94
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
180,947.55
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
25,692.76
176.34
0.00
0.00
0.00
0.00
206,849.52
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
32,867,582.34
25,692.76
176.34
0.00
0.00
0.00
32,841,713.24
137
0
0
0
137
13,694.83
Extra Principal
Trigger Event
No
0.00
25,869.10
Over Collateralization Amt
28,859,606.37
Remittance Interest
180,947.55
0.00
176.34
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(32.87
180,980.42
Total Fees
13,727.69
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
32.87
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
90,664.82
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,991.20
1,111.27
344,512.29
0.00
0.00
0.00
444,290.11
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
10,536,161.72
7,991.20
345,623.56
0.00
0.00
0.00
10,182,546.96
154
6
0
0
148
2,915.52
Extra Principal
Trigger Event
No
0.00
353,614.76
Over Collateralization Amt
28,859,606.37
Remittance Interest
90,664.82
0.00
345,623.56
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(10.54
90,675.35
Total Fees
2,926.06
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
10.54
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-228
Interest Summary
Total Trustee Fees
Available Interest
1,677,125.04
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
157,116.33
7,601.24
10,722,639.81
0.00
0.00
0.00
12,564,771.64
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
289,219,486.40
157,116.33
10,730,241.05
0.00
0.00
0.00
278,332,129.02
1,308
41
0
0
1,267
109,981.17
Extra Principal
Trigger Event
No
0.00
10,887,357.38
Over Collateralization Amt
28,859,606.37
Remittance Interest
1,677,125.04
0.00
10,730,241.05
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(289.22
1,677,414.26
Total Fees
110,270.39
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
289.22
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-327
Interest Summary
Total Trustee Fees
Available Interest
292,697.47
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
29,725.52
608.84
1,387,504.81
0.00
0.00
0.00
1,710,585.49
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
48,852,693.77
29,725.52
1,388,113.65
0.00
0.00
0.00
47,434,854.60
269
5
0
0
264
18,467.87
Extra Principal
Trigger Event
No
0.00
1,417,839.17
Over Collateralization Amt
28,859,606.37
Remittance Interest
292,697.47
0.00
1,388,113.65
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(48.85
292,746.32
Total Fees
18,516.72
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
48.85
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
1,168,044.32
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
176,832.99
4,013.93
2,832,826.60
0.00
0.00
0.00
4,181,918.28
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
200,443,669.59
176,832.99
2,836,840.53
0.00
0.00
0.00
197,429,996.07
1,422
17
0
0
1,405
77,518.62
Extra Principal
Trigger Event
No
0.00
3,013,673.52
Over Collateralization Amt
28,859,606.37
Remittance Interest
1,168,044.32
0.00
2,836,840.53
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(200.44
1,168,244.76
Total Fees
77,719.06
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
200.44
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
81,257.04
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,043.83
15,796.39
179,925.45
0.00
0.00
0.00
284,032.39
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
9,682,405.03
7,043.83
195,721.84
0.00
0.00
0.00
9,479,639.36
274
4
0
0
270
3,216.05
Extra Principal
Trigger Event
No
0.00
202,765.67
Over Collateralization Amt
28,859,606.37
Remittance Interest
81,257.04
0.00
195,721.84
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(9.68
81,266.72
Total Fees
3,225.73
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
9.68
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
4,440,115.56
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
503,413.37
342,505.19
18,407,738.33
0.00
0.00
0.00
23,694,553.05
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
780,599,124.81
503,413.37
18,750,243.52
0.00
0.00
0.00
761,345,467.92
4,471
88
0
0
4,383
300,971.47
Extra Principal
Trigger Event
No
0.00
19,253,656.89
Over Collateralization Amt
28,859,606.37
Remittance Interest
4,440,115.56
0.00
18,750,243.52
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(780.60
4,440,896.16
Total Fees
301,752.07
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
780.60
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
796,441.05
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
112,871.11
4,050.44
3,236,900.01
0.00
0.00
0.00
4,150,409.35
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
146,741,482.71
112,871.11
3,240,950.45
0.00
0.00
0.00
143,387,661.15
956
16
0
0
940
56,868.75
Extra Principal
Trigger Event
No
0.00
3,353,821.56
Over Collateralization Amt
28,859,606.37
Remittance Interest
796,441.05
0.00
3,240,950.45
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(146.74
796,587.79
Total Fees
57,015.49
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.11
0
0.00
146.74
LPMI Fees
0.00
0.00
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
I-A-1
28
404,684.90
404,684.90
404,684.90
0.00
19.16%
19.67%
Act/360
2.710000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
28
191,095.04
191,095.04
191,095.04
0.00
19.16%
19.67%
Act/360
2.780000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
I-A-3
28
49,656.06
49,656.06
49,656.06
0.00
19.16%
19.67%
Act/360
2.900000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
II-A-1
28
1,582,941.83
1,582,941.83
1,582,941.83
0.00
19.16%
19.67%
Act/360
2.820000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
II-A-2
28
401,347.61
401,347.61
401,347.61
0.00
19.16%
19.67%
Act/360
2.860000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-1
28
240,154.44
240,154.44
240,154.44
0.00
12.44%
12.77%
Act/360
3.080000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-2
28
213,631.40
213,631.40
213,631.40
0.00
6.98%
7.17%
Act/360
3.380000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-3
28
74,002.97
74,002.97
74,002.97
0.00
5.15%
5.28%
Act/360
3.480000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-4
28
59,070.67
59,070.67
59,070.67
0.00
3.87%
3.98%
Act/360
4.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-5
28
58,123.88
58,123.88
58,123.88
0.00
2.65%
2.72%
Act/360
4.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-6
28
67,931.11
67,931.11
67,931.11
0.00
1.48%
1.52%
Act/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-7
28
112,205.14
112,205.14
112,205.14
0.00
0.00%
0.00%
Act/360
6.550000000%
0.00
0.00
0.00
4,026,070.99
0.00
0.00
0.00
0.00
CE
30
0.00
4,026,070.99
4,026,070.99
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
661,783.52
0.00
0.00
0.00
P
30
0.00
661,783.52
661,783.52
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
661,783.52 4,026,070.99
3,454,845.05
8,142,699.56
8,142,699.56
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
I-A-1
19.16%
19.67%
1/25/2035
179,311,319.59
0.00
0.00
191,996,000.00
191,996,000.00
220,525.81
0.00
0.00
0.00
12,464,154.60
I-A-2
19.16%
19.67%
1/25/2035
88,379,000.00
0.00
0.00
88,379,000.00
88,379,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
19.16%
19.67%
1/25/2035
22,015,000.00
0.00
0.00
22,015,000.00
22,015,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
19.16%
19.67%
1/25/2035
701,046,854.44
0.00
0.00
721,706,000.00
721,706,000.00
640,129.39
0.00
0.00
0.00
20,019,016.17
II-A-2
19.16%
19.67%
1/25/2035
175,261,227.92
0.00
0.00
180,426,000.00
180,426,000.00
160,031.91
0.00
0.00
0.00
5,004,740.17
M-1
12.44%
12.77%
1/25/2035
100,250,000.00
0.00
0.00
100,250,000.00
100,250,000.00
0.00
0.00
0.00
0.00
0.00
M-2
6.98%
7.17%
1/25/2035
81,263,000.00
0.00
0.00
81,263,000.00
81,263,000.00
0.00
0.00
0.00
0.00
0.00
M-3
5.15%
5.28%
1/25/2035
27,341,000.00
0.00
0.00
27,341,000.00
27,341,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.87%
3.98%
1/25/2035
18,987,000.00
0.00
0.00
18,987,000.00
18,987,000.00
0.00
0.00
0.00
0.00
0.00
M-5
2.65%
2.72%
1/25/2035
18,227,000.00
0.00
0.00
18,227,000.00
18,227,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.48%
1.52%
1/25/2035
17,468,000.00
0.00
0.00
17,468,000.00
17,468,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
1/25/2035
22,025,000.00
0.00
0.00
22,025,000.00
22,025,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
1/25/2035
28,859,606.37
0.00
0.00
28,859,606.37
28,859,606.37
0.00
0.00
0.00
0.00
0.00
P
NA
NA
1/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
1/25/2035
0.00
0.00
1,020,687.11
0.00
37,487,910.94
0.00
1,518,942,706.37
1,480,434,108.32
1,518,942,706.37
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
661,783.52
661,783.52
Total Excess Allocated to the Bonds
661,783.52
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
661,783.52
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider......................................................................................
Net Swap payment payable to the Swap Administrator...............................................................................
Swap Termination payment payable to the Swap Administrator...........................................................
Swap Termination payment payable to the Swap Provider....................................................................
1,246,376.79
0.00
0.00
0.00

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
I-A-1
073879PL6
NR
Aaa
AAA
I-A-2
073879PM4
NR
Aaa
AAA
I-A-3
073879PN2
NR
Aaa
AAA
II-A-1
073879PP7
NR
Aaa
AAA
II-A-2
073879PQ5
NR
Aaa
AAA
M-1
073879PR3
NR
Aa2
AA
M-2
073879PS1
NR
A2
A
M-3
073879PT9
NR
A3
A-
M-4
073879PU6
NR
Baa1
BBB+
M-5
073879PV4
NR
Baa2
BBB
M-6
073879PW2
NR
Baa3
BBB-
M-7
073879PX0
NR
Ba2
BB
CE
073879PZ5
NR
NR
NR
P
073879PY8
NR
NR
NR

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
2.24%
2.30%
0.05%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
197
34,012,083
4
672,133
0
0
0
0
8,613
1,445,749,793
97.72%
97.66%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.73%
0.37%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
1
121,748
0
0
0
0
0
0
136
32,719,966
99.27%
99.63%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
2.03%
2.05%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
3
208,667
0
0
0
0
0
0
145
9,973,880
97.97%
97.95%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-228
2.45%
2.32%
0.08%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
31
6,451,939
1
151,777
0
0
0
0
1,235
271,728,412
97.47%
97.63%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-327
4.55%
2.86%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
12
1,356,106
0
0
0
0
0
0
252
46,078,749
95.45%
97.14%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
1.00%
1.01%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
14
1,986,780
0
0
0
0
0
0
1,391
195,443,216
99.00%
98.99%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.37%
0.55%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
1
51,889
0
0
0
0
0
0
269
9,427,750
99.63%
99.45%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 228
2.67%
2.76%
0.05%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
117
20,979,350
2
301,142
0
0
0
0
4,264
740,064,976
97.28%
97.20%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 327
1.91%
1.99%
0.11%
0.15%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
18
2,855,604
1
219,214
0
0
0
0
921
140,312,844
97.98%
97.86%

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
1
107,754
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.01%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.05%
0
0
8
780,303
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.03%
0
0
1
70,207
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.38%
0.19%
0
0
1
90,848
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.05%
0
0
1
93,231
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
1
107,754
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.02%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.04%
0
0
3
299,004
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.16%
0
0
2
227,012
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Feb-05
8,814
98.03%
1,480,434,008
97.46%
1.97%
2.44%
0
0.00%
0
0.00%
352
7.40%
6.89%
177
37,112,047
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
25-Feb-05
137
1.52%
32,841,713
2.16%
0.00%
0.00%
0
0.00%
0
0.00%
350
7.11%
6.61%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
25-Feb-05
148
1.65%
10,182,547
0.67%
3.90%
3.27%
0
0.00%
0
0.00%
222
10.83%
10.33%
6
344,512
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
25-Feb-05
1,267
14.09%
278,332,129
18.32%
3.13%
3.71%
0
0.00%
0
0.00%
356
7.46%
6.96%
41
10,722,640
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
25-Feb-05
264
2.94%
47,434,855
3.12%
1.86%
2.84%
0
0.00%
0
0.00%
355
7.69%
7.19%
5
1,387,505
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
25-Feb-05
1,405
15.63%
197,429,996
13.00%
1.20%
1.41%
0
0.00%
0
0.00%
342
7.49%
6.99%
17
2,832,827
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
25-Feb-05
270
3.00%
9,479,639
0.62%
1.46%
1.86%
0
0.00%
0
0.00%
242
10.57%
10.07%
4
179,925
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
25-Feb-05
4,383
48.75%
761,345,468
50.12%
1.97%
2.36%
0
0.00%
0
0.00%
356
7.33%
6.83%
88
18,407,738
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
25-Feb-05
940
10.45%
143,387,661
9.44%
1.67%
2.21%
0
0.00%
0
0.00%
355
7.01%
6.51%
16
3,236,900
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Feb-05
25-Feb-05
N/A
25-Mar-05
24-Feb-05
Asset-Backed Certificates
Series 2005-HE1
ABN AMRO Acct: 722299.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
25-Feb-2005 - 08:34 (T677-T694, T801-T805) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..